UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 15, 2009

333-64122
(Commission file number)

 Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14550 Torrey Chase Blvd, Suite 330
Houston, Texas 77014
(Address of principal executive offices)

(281) 453-2888
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 13, 2009, Jeffrey R. Pendergraft resigned from the Blast Energy Services, Inc. (“Blast” or the “Company”) board of directors.

ITEM 8.01.	OTHER EVENTS.

On July 14, 2009, Blast filed a Form 8-A registration statement with the Securities and Exchange Commission (the “Commission”) to register its common stock, $0.001 par value per share pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended.

Blast filed the Form 8-A to bring the Company into compliance with the Over-The-Counter Bulletin Board (“OTCBB”) filing rules, which require that all trading companies be required to file periodic reports with the Commission, so that it could remain trading on the OTCBB and to remove the “e” from its trading symbol, “BESV,” which will be effective Thursday July 16, 2009.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blast Energy Services, Inc.

By:	/s/ Michael Peterson
Michael Peterson
Interim President and CEO

Date: July 15, 2009